                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SABARNES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Century Pacific Tax Credit Housing Fund-II (the Partnership) on Form 10-Q for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Irwin J. Deutch, Chief Executive Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Partnership.

/s/ Irwin J. Deutch
-----------------------------------
Irwin J. Deutch
President, Chief Executive Officer
July 5, 2005



                                       16